EXHIBIT 10(d)

                         WYMAN PARK BANCORPORATION, INC.
                         RECOGNITION AND RETENTION PLAN

     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, officers and employees of the Corporation and its Affiliates.

     2. Definitions. The following definitions are applicable to the Plan:

     "Affiliate" - means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Association" - means Wyman Park Federal Savings & Loan Association, a savings institution and its successors.

     "Award" - means  the grant of  Restricted  Stock  pursuant  to the terms of
Section 13 of the Plan or by the Committee, as provided in the Plan.

     "Beneficiary" - means the person or persons designated by a Participant to receive any benefits payable under the Plan in the event of such Participant's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Participant's surviving spouse, if any, or if none, his estate.

     "Code" - means the Internal Revenue Code of 1986, as amended.

     "Committee" - means the Committee of the Board of Directors of the Corporation referred to in Section 7 hereof.

     "Continuous Service" - means the absence of any interruption or termination of service as a director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate. Service shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Corporation or any Affiliate or in the case of transfers between payroll locations of the Corporation or between the Corporation, its Affiliates or its successor. With respect to any advisory director or director emeritus, continuous service shall mean the availability to perform such functions as may be required of such individuals.

     "Corporation" - means Wyman Park Bancorporation, Inc.

     "Disability" - means any physical or mental  impairment  which  qualifies a
director,   advisory  director,  director  emeritus,  officer  or  employee  for disability benefits under any


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applicable  long-term  disability  plan  maintained  by  the  Association  or an
Affiliate, or, if no such plan applies, which renders such employee or director, in the judgment of the Committee, unable to perform his customary duties and responsibilities.

     "Early Retirement" -- means retirement from employment with or as a director, advisory director, or emeritus director of the Corporation prior to the Participant either (i) having reached the age of 62 or (ii) having maintained Continuous Service for at least three years.

     "ERISA" - means the Employee Retirement Income Security Act of 1974, as amended.

     "Non-Employee Director" - means a director who (a) is not currently an officer or employee of the Corporation; (b) is not a former employee of the Corporation who receives compensation for prior services (other than from a tax-qualified retirement plan); (c) has not been an officer of the Corporation;
(d) does not receive renumeration rom the Corporation in any capacity other than as a director; and (e) does not possess an interest in any other transactions or is not engaged in a business relationship for which disclosure would be required under Item 404(a) or (b) of Regulation S-K.

     "Normal Retirement" -- means retirement from employment with or as a director, advisory director, or emeritus director of the Corporation after the Participant has (i) reached the age of 65 and (ii) maintained Continuous Service for at least three years.

     "Participant" - means any director, advisory director, director emeritus, officer or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award or is granted an Award.

     "Plan" - means the Recognition and Retention Plan of the Corporation.

     "Restricted Period" - means the period of time selected by the Committee for the purpose of determining when restrictions are in effect under Section 3 hereof with respect to Restricted Stock awarded under the Plan.

     "Restricted Stock" - means Shares which have been contingently awarded to a Participant by the Committee subject to the restrictions referred to in Section 3 hereof, so long as such restrictions are in effect.

     "Shares" - means the common stock, par value $0.01 per share, of the Corporation.

     3. Terms and Conditions of Restricted  Stock. The Committee  referred to in
Section 7 hereof shall have full and complete authority, subject to the limitations of the Plan, to grant Awards and, in addition to the terms and conditions contained in paragraphs (a) through (f) of this Section 3, to provide such other terms and conditions (which need not be identical among Participants) in respect of such Awards, and the vesting thereof, as the Committee shall determine.


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(a)  At the time of an Award, the Committee shall establish for each Participant a Restricted Period during which or at the expiration of which, as the Committee shall determine and provide in the agreement referred to in paragraph (d) of this Section 3, the Shares awarded as Restricted Stock shall vest, and subject to any such other terms and conditions as the Committee shall provide, Shares of Restricted Stock may not be sold, assigned, transferred, pledged, voted or otherwise encumbered by the Participant, except as hereinafter provided, during the Restricted Period. Except for such restrictions, and subject to paragraphs (d) and (e) of this
     Section 3 and Section 4 hereof, the Participant as owner of such Shares shall have all the rights of a stockholder. The Committee shall have the authority, in its discretion, to accelerate the time at which any or all of the restrictions shall lapse with respect to an Award, or to remove any or all of such restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other
     changes  in   circumstances   occurring  after  the  commencement  of  such
     Restricted Period.

(b) Except as provided in Section 5 hereof, if a Participant ceases to maintain Continuous Service for any reason (other than death, Disability, Normal Retirement, or Early Retirement), unless the Committee shall otherwise determine, all Shares of Restricted Stock theretofore awarded to such Participant and which at the time of such termination of Continuous Service are subject to the restrictions imposed by paragraph (a) of this Section 3 shall upon such termination of Continuous Service be forfeited and returned to the Corporation. If a Participant ceases to maintain Continuous Service by reason of death, Disability, Normal Retirement, or Early Retirement, Restricted Stock then still subject to restrictions imposed by paragraph
     (a) of this Section 3 will be free of those restrictions as of the day prior to such death, Disability, Normal Retirement, or Early Retirement.

(c) Each certificate in respect of Shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Corporation and shall bear the following (or a similar) legend:

          The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) contained in the Recognition and Retention Plan of Wyman Park Bancorporation, Inc. Copies of such Plan are on file in the offices of the Secretary of Wyman Park Bancorporation, Inc., 11 West Ridgely Road, Lutherville, Maryland 21093.

(d) At the time of the granting of any Award, the Participant shall enter into an Agreement with the Corporation in a form specified by the Committee, agreeing to the terms and conditions of the Award and such other matters as the Committee, in its sole discretion, shall determine (the "Restricted Stock Agreement").

(e) At the time of an Award, the Committee may, in its discretion, determine that the payment to the Participant of dividends declared or paid by the Corporation on any Restricted Stock shall be deferred until the earlier to occur of (i) the lapsing of the restrictions imposed


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     under paragraph (a) of this Section 3 or (ii) the forfeiture of such Shares under paragraph (b) of this Section 3, and shall instead be held by the Corporation for the account of the Participant until such time. In the event of such deferral, there shall be credited at the end of each year (or portion thereof) interest on the amount of the Participant's account at the beginning of the year at a rate per annum as the Committee, in its
     discretion,   may   determine.   Payment  of  deferred   dividends  to  the
     Participant, together with interest accrued thereon, shall be made upon the earlier to occur of the events specified in (i) and (ii) of the immediately preceding sentence.

(f) At the lapsing of the restrictions imposed by paragraph (a) of this Section 3, the Corporation shall redeliver to the Participant (or where the relevant provision of paragraph (b) of this Section 3 applies in the case of a deceased Participant, to his legal representative, Beneficiary or heir) the certificate(s) and stock power deposited with it pursuant to paragraph (c) of this Section 3 and the Shares represented by such certificate(s) shall be free of the restrictions referred to in paragraph
     (a) of this Section 3.

     4. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or any change in the corporate structure or shares of the Corporation, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares with respect to which Awards theretofore have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Any shares of stock or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Stock shall be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing such shares or securities shall be legended and deposited with the Corporation in the manner provided in Section 3 hereof.

     5. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 5 shall be deemed a "change of control": (i) any third person, including a "group" as defined in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board of Directors of the Corporation may be cast, (ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board of Directors of the Corporation, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all of the assets of the Corporation. Upon a change in control, unless the Committee shall have otherwise provided in the applicable Restricted Stock Agreement, any Restricted Period with respect to Restricted Stock theretofore awarded to such participant shall lapse upon the happening of such event and all Shares awarded as Restricted Stock shall become fully vested in the Participant to whom such Shares were awarded.


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     6. Assignments and Transfers.  During the Restricted  Period,  no Award nor
any right or interest of a Participant under the Plan in any instrument evidencing any Award under the Plan may be assigned, encumbered or transferred except (i) in the event of the death of a Participant, by will or the laws of descent and distribution, or (ii) pursuant to a qualified domestic relations order as defined in the Code or Title I of ERISA or the rules thereunder.

     7. Administration. The Plan shall be administered by a Committee consisting of two or more members, each of whom shall be a Non-Employee Director. The members of the Committee shall be appointed by the Board of Directors of the Corporation. Except as limited by the express provisions of the Plan, the Committee shall have sole and complete authority and discretion to: (i) select Participants and grant Awards; (ii) determine the number of Shares to be subject to types of Awards generally, as well as individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of instruments evidencing such grants; and (v) establish from time to time regulations for the administration of the Plan, interpret the Plan, and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     8. Shares Subject to Plan and Delivery and Registration of Stock. Subject to adjustment by the operation of Section 4 hereof, the maximum number of Shares with respect to which Awards may be made under the Plan is 40,468 Shares of the Corporation. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or issued Shares heretofore or hereafter reacquired and held as treasury Shares. An Award shall not be considered to have been made under the Plan with respect to Restricted Stock which is forfeited and new Awards may be granted under the Plan with respect to the number of Shares as to which such forfeiture has occurred.

     The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other Federal, state or local securities legislation or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or Federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.


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     This Plan is  intended  to  comply  with Rule  16b-3  under the  Securities
Exchange Act of 1934. Any provision of the Plan which is inconsistent with said Rule shall, to the extent of such inconsistency, be inoperative and shall not affect the validity of the remaining provisions of the Plan.

     9. Employee Rights Under the Plan. No director, advisory director, director emeritus, officer or employee shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant and no director, advisory director, director emeritus officer, employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any officer or employee any right to be retained in the employ of the Corporation, the Association or any Affiliate.

     10. Withholding Tax. Upon the termination of the Restricted Period with respect to any shares of Restricted Stock (or at any such earlier time, if any, that an election is made by the Participant under Section 83(b) of the Code, or any successor provision thereto, to include the value of such Shares in taxable income), the Corporation may withhold from any payment or distribution made under this Plan sufficient Shares or may withhold or cause to be paid by the Participant sufficient cash to cover any applicable withholding and employment taxes. The Corporation shall have the right to deduct from all dividends paid with respect to Shares of Restricted Stock the amount of any taxes which the Corporation is required to withhold with respect to such dividend payments. No discretion or choice shall be conferred upon any Participant with respect to the form, timing or method of any such tax withholding.

     11. Amendment or Termination. The Board of Directors of the Corporation may amend, suspend or terminate the Plan or any portion thereof at any time;
provided, however, that no such amendment, suspension or termination shall impair the rights of any Participant, without his consent, in any Award theretofore made pursuant to the Plan.

     12. Effective Date and Term of Plan. The Plan shall become effective upon its ratification by the stockholders of the Corporation. It shall continue in effect for a term of ten years unless sooner terminated under Section 10 hereof.

     13. Initial Grants. By, and simultaneously with, the ratification of the Plan by the Corporation's stockholders, each member of the Board of Directors of the Corporation who is not a full-time Employee, is hereby granted an Award equal to 2,023 Shares of the Corporation's common stock. Each such Award shall be evidenced by a Restricted Stock Agreement in a form approved by the Committee administering this Plan and shall be subject in all respects to the terms and conditions of this Plan, which are controlling. The Awards will vest in five equal installments, with the first installment vesting immediately upon the ratification of the Plan by the Corporation's stockholders and each additional installment vesting after the end of the subsequent calendar years, as long as the director maintains Continuous Service with the Corporation or its Affiliates.


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